                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                           TENDER OF ALL OUTSTANDING
             11 7/8% SENIOR SUBORDINATED NOTES, SERIES A, DUE 2012
                                IN EXCHANGE FOR
           NEW 11 7/8% SENIOR SUBORDINATED NOTES, SERIES B, DUE 2012
                                       OF
                                 MEDQUEST, INC.

    Registered holders of outstanding 11 7/8% Senior Subordinated Notes,
Series A, due 2012 (the "Old Notes") who wish to tender their Old Notes in exchange for a like principal amount of new 11 7/8% Senior Subordinated Notes, Series B, due 2012 (the "Exchange Notes") and whose Old Notes are not immediately available or who cannot deliver their Old Notes and Letter of Transmittal (and any other documents required by the Letter of Transmittal) to Wachovia Bank, National Association (the "Exchange Agent") prior to the Expiration Date, may use this Notice of Guaranteed Delivery or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) or mail to the Exchange Agent. See "The exchange offer--Procedures for tendering" in the Prospectus
dated [           ], 2002 of MedQuest, Inc. (the "Prospectus").

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      WACHOVIA BANK, NATIONAL ASSOCIATION:

  FOR DELIVERY BY HAND, OVERNIGHT DELIVERY,              BY FACSIMILE TRANSMISSION
        REGISTERED OR CERTIFIED MAIL:                (for eligible institutions only):

     Wachovia Bank, National Association                      (704) 590-7628
        Corporate Trust Group, NC1153                      Corporate Trust Group
       1525 W. W.T. Harris Blvd., 3C3                     TO CONFIRM BY TELEPHONE
       Charlotte, North Carolina 28288                   OR FOR INFORMATION CALL:
              Attn: Marsha Rice                               (704) 590-7413
                                                           Corporate Trust Group

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an eligible institution (as defined in the Prospectus), such signature guarantee must appear in the applicable space provided on the Letter of Transmittal for Guarantee of Signatures.

Ladies and Gentlemen:

    The undersigned hereby tenders for exchange to MedQuest, Inc. (the "Issuer"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The exchange offer--Guaranteed delivery procedures."

    The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on [           ], 2002, unless extended
by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City
time, on [           ], 2002 unless the Exchange Offer is extended as provided
in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

    All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

-------------------------------------------------------------------------------------------------
                                            SIGNATURE

                                                    Date:

                                                    Date:
     (Signature(s) of Holder(s) or Authorized
                    Signatory)

Area Code and Telephone Number: () -

                                            Name(s):
                                         (Please Print)

Capacity (full title), if signing in a fiduciary or representative capacity:
Address:
Taxpayer Identification or Social Security No.:
Principal Amount of Old Notes Tendered (must be in integral multiples of $1,000):

Certificate Number(s) of Old Notes (if available):
Aggregate Principal Amount Represented by Certificate(s):
IF OLD NOTES WILL BE TENDERED BY BOOK-ENTRY TRANSFER, PROVIDE THE FOLLOWING INFORMATION:

DTC Account Number:
Transaction Number:
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

      The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees to deliver to the Exchange Agent at one of its addresses set forth on the reverse hereof, the certificates representing the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date (as defined in the Letter of Transmittal).

  Name of Firm: ______________________________________________________________
  ____________________________________________________________________________
                             (Authorized Signature)

  Address: ___________________________________________________________________
                                                                    (Zip Code)

  Area Code and Telephone No.: _______________________________________________
  Name: ______________________________________________________________________
                               (Please Type or Print)

  Title: _____________________________________________________________________

  Date: _________________________

  NOTE: DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. OLD NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

--------------------------------------------------------------------------------